UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        April 17, 2007
                                                --------------------------------

                       SPAN-AMERICA MEDICAL SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


    South Carolina                      0-11392                   57-0525804
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


70 Commerce Center, Greenville, South Carolina                    29615
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 (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (864) 288-8877
                                                  ------------------------------

                                      N/A
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 17, 2007, Span-America Medical Systems, Inc. issued a press release announcing a special one-time cash dividend of $5.00 per share. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

        Exhibit Number          Description of Exhibit
        --------------          ----------------------
        99.1                    Press release issued April 17, 2007

                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SPAN-AMERICA MEDICAL SYSTEMS, INC.
                                        (Registrant)

Date: April 17, 2007                    By: /s/ Richard C. Coggins
                                            ------------------------------------
                                            Richard C. Coggins
                                            Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit         Description
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99.1            Press Release dated April 17, 2007